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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            CAPITOL BANCORP LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

[CAPITOL BANCORP LIMITED LOGO]


                                 April 14, 2003



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Capitol Bancorp Limited to be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan, on Thursday, May 8, 2003, at 4:00 p.m., Eastern Time.

     The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. The meeting is for the purpose of considering and acting upon the election of directors and for acting on the proposals to approve the Capitol Bancorp Limited Management Incentive Plan and the Capitol Bancorp Limited 2003 Stock Plan.

     During the meeting, we will also report on the operations of Capitol. Directors and officers of Capitol will be present to respond to questions that you may have.

     Please sign, date and return the enclosed proxy card. If you attend the Meeting, you may withdraw your proxy and vote in person, even if you have previously mailed a proxy card.

                                        Sincerely,

                                        /s/ Joseph D. Reid

                                        JOSEPH D. REID
                                        Chairman and Chief Executive Officer

                             CAPITOL BANCORP LIMITED

Capitol Bancorp Center                         Camelback Community Bank Building
200 Washington Square North                    2777 E. Camelback Road, Suite 375
Lansing, Michigan  48933                                 Phoenix, Arizona  85016


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To be Held on Thursday, May 8, 2003

     The 2003 Annual Meeting of the Shareholders of Capitol Bancorp Limited will be held at the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan on Thursday, May 8, 2003 at 4:00 p.m., Eastern Time.

     A proxy card and a proxy statement for the meeting are enclosed.

     The meeting is for the purpose of considering and acting upon the proposals:

          1. To elect 24 directors to hold office for one year and until their successors are elected and qualified;

          2. To approve the Capitol Bancorp Limited 2003 Management Incentive Plan;

          3.   To approve the Capitol Bancorp Limited 2003 Stock Plan; and

          4. Such other matters as may properly come before the meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the meeting.

     Action may be taken on the foregoing proposals at the meeting on the date specified, or on any dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 27, 2003 are entitled to vote at the meeting and any adjournments thereof.

     You are asked to fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting, withdraw your proxy and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ David O'Leary

                                        DAVID O'LEARY
                                        Secretary

Lansing, Michigan
April 14, 2003

IMPORTANT: THE COST OF SOLICITATION OF PROXIES WILL BE BORNE BY CAPITOL. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS OR PROXIES IN ORDER TO ENSURE A QUORUM. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                         [CAPITOL BANCORP LIMITED LOGO]

Capitol Bancorp Center                         Camelback Community Bank Building
200 Washington Square North                    2777 E. Camelback Road, Suite 375
Lansing, Michigan  48933                                 Phoenix, Arizona  85016


                         ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 2003

                                 PROXY STATEMENT



INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

Thursday, May 8, 2003 at 4:00 p.m., Eastern Time.

WHERE WILL THE ANNUAL MEETING BE HELD?

At the Lansing Center, 333 East Michigan Avenue, Lansing, Michigan.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

Shareholders will be voting on the following matters:

1.   The election of directors.
2.   To approve the Capitol Bancorp Limited 2003 Management Incentive Plan.
3.   To approve the Capitol Bancorp 2003 Stock Plan.
4. Other business that may properly come before the annual meeting or any adjournment of the annual meeting.

VOTING

WHO CAN VOTE?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on March 27, 2003, the record date.

Each shareholder is entitled to one vote for each share of common stock held on March 27, 2003. On March 17, 2003 there were 11,717,709 shares of common stock issued and outstanding. Common stock is Capitol's only class of outstanding voting securities.

DIVIDEND REINVESTMENT PLAN SHARES. If you are a participant in Capitol's dividend reinvestment plan, the number of shares shown on the enclosed proxy card includes shares held for your account in that plan.

EMPLOYEE BENEFIT PLAN SHARES. If you are a participant in a Capitol employee benefit plan that allows participant-directed voting of common stock held in that plan you will receive a separate proxy card for shares you hold in that plan, as well as shares you own of record, if any. The trustee for each plan will cause votes to be cast confidentially in accordance with your instructions. Plan shares not voted by participants will be voted by the trustee in the same proportion as the votes actually cast by participants, in accordance with the terms of the respective plan.

HOW DO I VOTE?

Shares can be voted only if the Shareholder is present in person or by proxy. WHETHER OR NOT YOU PLAN TO VOTE IN PERSON, YOU ARE ENCOURAGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD.

If you sign, date and return your proxy card before the meeting, we will vote your shares as you direct. If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them FOR the election of the nominees for directors, and FOR the approval of both the Capitol Bancorp Limited 2003 Management Incentive Plan and the Capitol Bancorp Limited 2003 Stock Plan.

The Board of Directors knows of no other business to be presented at the meeting. If any matters other than those set forth above are properly brought before the meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgement.

HOW DO I CHANGE OR REVOKE MY PROXY?

Shareholders who execute proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary or by the filing of a later proxy prior to a vote being taken on a particular proposal at the meeting. A proxy will not be voted if a particular shareholder attends the meeting and revokes his/her proxy by notifying the Secretary at the meeting. Any shareholder who attends the meeting and revokes his/her proxy may vote in person. Proxies solicited by Capitol's Board of Directors will be voted according to the directions given therein. Where no instructions are indicated, proxies will be voted FOR the nominees for directors and FOR the proposals.

IF I RETURN MY PROXY CAN I STILL ATTEND THE ANNUAL MEETING?

You are encouraged to mark, sign and date the enclosed form of proxy and return it promptly so that your shares will be represented at the meeting. However, returning a proxy does not affect your right to attend the meeting and vote your shares in person.

HOW MANY VOTES ARE REQUIRED?

The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote is necessary in order to provide a quorum at the meeting. Shares represented by proxies marked "Abstain" or "Withheld" and "broker non-votes" are counted in determining whether a quorum is present. (A "broker non-vote" is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on some types of proposals and has not received instructions from its client as to how to vote a particular proposal.)

The election of directors will be by a plurality of votes cast. Each proposal will require the affirmative vote of a majority of the votes cast in order to pass. Shareholders are not entitled to cumulative voting rights.

WHAT ARE THE RECOMMENDATIONS OF CAPITOL'S BOARD OF DIRECTORS?

Capitol's board recommends that each shareholder vote FOR each of the nominees for the Board of Directors and "FOR" the approval of both the Capitol Bancorp Limited 2003 Management Incentive Plans and the Capitol Bancorp Limited 2003 Stock Plan.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

Capitol will bear the cost of soliciting the proxies. Officers and other management employees of Capitol will receive no additional compensation for the solicitation of proxies and use mail, e-mail, personal interview, and/or telephone.

WHEN ARE SHAREHOLDERS PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2004 must be received by Capitol's Secretary no later than November 20, 2003. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.













                      (This space intentionally left blank)

PROPOSAL ONE: ELECTION OF DIRECTORS

Capitol's bylaws establish that the number of directors shall not be less than five nor more than twenty five. Currently, Capitol has 24 directors.

Unless otherwise directed in the proxy, the person named in the proxy intends to vote the shares represented by each properly executed proxy for the election of the directors for the one-year term and until their successors are duly elected and qualify. If any nominee at the time of election is unavailable or unwilling to serve, a contingency not presently anticipated, it is intended that the person named in the proxy will vote for an alternate nominee if designated by the Board. Proxies may be voted only for the nominees named or such alternates.

The following table sets forth the nominees and information furnished by them regarding their age and principal occupation shown for at least the past five years.

NOMINEES FOR ELECTION AS A DIRECTOR FOR TERMS EXPIRING IN 2004.

     Joseph D. Reid           Chairman of the Board, President and CEO of Capitol. Mr. Reid
                              served as Chairman and CEO of Sun Community Bancorp Limited
                              (Nasdaq SCBL) from its formation until it consolidated with
                              Capitol in 2002. Mr. Reid also serves as the Chairman and/or CEO of several of Capitol's bank and bank holding company affiliates.
                              He has served as a director of Capitol and/or its first Bank affiliate since 1982. Mr. Reid is 60 years of age.

     Michael L. Kasten        Vice Chairman of the Board of Capitol. Mr. Kasten is the Managing
                              Partner of Kasten Investments, L.L.C. He formerly served as Vice
                              Chairman and Director of Sun Community Bancorp Limited and
                              currently serves as Director, Chairman and /or Vice Chairman of several of Capitol's bank affiliates. Mr. Kasten is 57 years of age and has served as a director since 1990.

     Lyle W. Miller           Vice Chairman of the Board of Capitol. Mr. Miller is President of
                              L.W. Miller Holding Company. He formerly was President of SERVCO
                              Inc, and a director of Sun Community Bancorp Limited. Mr. Miller is 59 years of age and has served as a director of Capitol and/or its first bank affiliate since 1982.

     Robert C. Carr           Treasurer and Executive Vice President of Capitol. Mr. Carr was
                              formerly the President and CEO of Capitol National Bank,
                              Capitol's first bank affiliate, and currently serves as that bank's Chairman. Mr. Carr is 63 years of age and has served as a director since 1982.

     David O'Leary            Secretary of Capitol. Mr. O'Leary is the Chairman of O'Leary
                              Paint Company and serves as a Director of Capitol's affiliate
                              First California Northern Bancorp. Mr. O'Leary has been a
                              director of Capitol or its first bank affiliate since 1982 and is
                              72 years of age.

     Louis G. Allen           Mr. Allen is a retired bank executive. Mr. Allen has been a director of Capitol since 1989 and is 73 years of age.

     Paul R. Ballard          Mr. Ballard is retired. He formerly served as Executive Vice
                              President of Capitol and as President and Chief Executive Officer
                              of Portage Commerce Bank, Capitol's second bank affiliate. Mr.
                              Ballard has been a director of Capitol since 1990, and currently serves as a director of several of Capitol's bank affiliates. Mr.
                              Ballard is 53 years of age.

     David L. Becker          Mr. Becker is the retired former Director of Becker Insurance
                              Agency, P.C. Mr. Becker joined the board of Capitol in 1990, and serves as a member of the board of directors of Portage Commerce
                              Bank, an affiliate of Capitol. Mr. Becker is 67 years of age.

     Douglas E. Crist         Mr. Crist is the President of Developers of SW Florida, Inc. Mr.
                              Crist has served as a director of Capitol and/or its first bank affiliate since 1982. Mr. Crist is 62 years of age.

     Michael J. Devine        Mr. Devine is an Attorney at Law, and was a member of the board of directors of Sun Community Bancorp Limited. Mr. Devine is 61 years of age and has served as a director of Capitol since 2002 and currently serves as a director of several of Capitol's bank affiliates.

     Cristin Reid English     Chief Administrative Officer of Capitol. Ms. English was
                              previously Executive Vice President and General Counsel and has
                              served in other varying capacities at Capitol since 1995. She joined Capitol's board of directors in 2002. She formerly served on the boards of Sun Community Bancorp Limited and Nevada
                              Community Bancorp Limited, and currently is a member of the board of directors of Capitol's affiliate First California Northern
                              Bancorp. Ms. English is 34 years of age and is the daughter of
                              Joseph D. Reid.

     James C. Epolito         Mr. Epolito is the President and Chief Executive Officer of The
                              Accident Fund Company. Mr. Epolito joined Capitol's board in
                              1999, and is 48 years of age.

     Gary A. Falkenberg, D.O. Dr. Falkenberg specializes in osteopathic medicine. Dr.
                              Falkenberg has been a member of the board of Capitol and/or its first bank affiliate since 1982. Dr. Falkenberg is 64 years of age.

     Joel I. Ferguson         Mr. Ferguson is the Chairman of Ferguson Development, LLC, and a
                              director of Maxco, Inc. Mr. Ferguson formerly served as a member of the board of directors of Capitol's affiliate, Nevada
                              Community Bancorp Limited. Mr. Ferguson joined the board of
                              Capitol and/or its first bank affiliate in 1982. Mr. Ferguson is
                              64 years of age.

     Kathleen A. Gaskin       Ms. Gaskin is an Associate Broker and State Appraiser for Tomie
                              Raines, Inc. Realtors. Ms. Gaskin has been a member of the board of directors of Capitol and/or its first bank affiliate since
                              1982. Ms. Gaskin is 61 years of age.

     H. Nicholas Genova       Mr. Genova is the Chairman and Chief Executive Officer of
                              Washtenaw News Company, Inc., and the President of H.N. Genova
                              Development Company. Mr. Genova also serves on the board of Ann
                              Arbor Commerce Bank, an affiliate of Capitol. Mr. Genova joined
                              Capitol's board in 1992, and is 63 years of age.

     Michael F. Hannley       Mr. Hannley is the President and Chief Executive Officer of
                              Capitol's affiliate, Bank of Tucson. He formerly served on the board of directors of Sun Community Bancorp Limited and Nevada
                              Community Bancorp Limited. Mr. Hannley is 54 years of age, and has served on Capitol's board since 2002. He currently serves as a director of several of Capitol's bank affiliates. Mr. Hannley is the brother-in-law of Ronald K. Sable.

     Lewis D. Johns           Mr. Johns is the President of Mid-Michigan Investment Company.
                              Mr. Johns formerly served as a member of the board of directors of Capitol's affiliate, Nevada Community Bancorp Limited. He has served on the board of Capitol and/or Capitol's first bank affiliate since 1982 and is 59 years of age.

     John S. Lewis            President, Western Regions, and Director of Capitol. Mr. Lewis
                              formerly served as President, CEO and Treasurer of Play Big,
                              Inc., from 2001 to 2002, was Vice Chairman and President and a member of the board of Sun Community Bancorp Limited from 1999 to
                              2001, and was President of MicroAge Integration Group from 1997 to 1999. Mr. Lewis currently serves as a member of the board of several of Capitol's affiliates and as the Chairman and Chief
                              Executive Officer of Sunrise Bank of San Diego. Mr. Lewis joined
                              Capitol's board in 2002 and is 49 years of age.

     Humberto S. Lopez        Mr. Lopez is the President of HSL Properties, Inc. Mr. Lopez
                              previously served as member of the board of directors of Sun
                              Community Bancorp Limited and has served on the board of Bank of
                              Tucson since 1996. Mr. Lopez joined Capitol's board in 2002 and is 57 years of age. Mr. Lopez also serves as a member of the board of directors of Pinnacle West Corporation.

     Leonard Maas             Mr. Maas is the President of Gillisse Construction Company, and a
                              partner of CP Limited Partnership. Mr. Maas is also a member of the board of directors of Paragon Bank & Trust, an affiliate of
                              Capitol. Mr. Maas became a board member of Capitol in 1995 and is 81 years of age.

     Kathryn L. Munro         Ms. Munro is the Chairman and Chief Executive Officer of Bridge
                              West, LLC. She formerly served on the board of Sun Community
                              Bancorp Limited. Ms. Munro is 54 years of age, and she joined the board of Capitol in 2002. Ms. Munro also serves as a director of
                              Pinnacle West Corporation and as Chairman of Flow International.

     Myrl D. Nofziger         Mr. Nofziger is the President of Hoogenboom Nofziger and
                              previously served as a member of the board of directors of
                              Indiana Community Bancorp Limited. Mr. Nofziger became a board member of Capitol in 2003 and is 63 years of age.

     Ronald K. Sable          Mr. Sable is the Senior Vice President, Public Sector, of Guardent,
                              Inc. Formerly Mr. Sable was the CEO of Concord Solutions Ltd. and a
                              Senior Vice President of Corporate Development for The Aerospace
                              Corporation. Mr. Sable previously served as a member of the board of directors of Sun Community Bancorp Limited. Mr. Sable joined the board of Capitol in 2002 and is 61 years of age. Mr. Sable is the brother-in-law of Michael F. Hannley.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL TWO: CAPITOL BANCORP LIMITED 2003 MANAGEMENT INCENTIVE PLAN

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), annual compensation in excess of one million dollars paid to a corporation's chief executive officer and the four other highest paid executive officers ("Covered Employees") is not deductible by the corporation for federal income tax purposes. However, "performance-based compensation" is exempt from the one million dollar deduction limit. For compensation to qualify as "performance-based compensation" under the Code, certain conditions must be met, one of which is shareholder approval of the material terms of the arrangement under which the compensation is paid. Capitol intends that payments under its management incentive program qualify as performance-based compensation so that the tax deductibility of the payments is not limited by Code Section 162(m).

To further its policy of encouraging the creation of long-term shareholder value, on February 6, 2003, the Compensation Committee adopted a formal written plan document captioned "Capitol Bancorp Limited 2003 Management Incentive Plan" (the "MIP"), subject to shareholder approval. Under the MIP, officers are eligible to receive bonuses, during performance periods determined by the Compensation Committee, payable in cash and/or shares of Capitol's common stock, based on the level of attainment of corporate performance goals over such performance periods. The Compensation Committee will establish performance periods within the time required by Section 162(m) of the Code so as to maximize the deductibility of any compensation granted by the Compensation Committee. This flexibility enables the Compensation Committee to respond to changes at Capitol and in the industry and the economy. The MIP is designed to attract and retain employees of outstanding competence.

PLAN DOCUMENT.

The full text of the MIP is included as Appendix [A] to this Proxy Statement. The specific targets and goals are maintained by the Compensation Committee (subject to ratification by Capitol's outside directors) and are not included with the plan document. The following is a summary of the material features of the MIP. You are urged to read the full text of the MIP which is contained in this Proxy Statement.

ELIGIBLE EMPLOYEES.

All senior officers, including the five Covered Employees, of Capitol or any of its affiliates are eligible to participate in the MIP. Directors of Capitol who are not salaried employees of Capitol or an affiliate are not eligible to participate in the MIP.

ADMINISTRATION OF THE PLAN.

The MIP is administered by the Compensation Committee or such other committee of directors as may be designated by Capitol's Board of Directors in the future. Any committee designated to administer the MIP must have at least two members and each member must meet the standards of independence necessary to qualify as an "outside director" under Section 162(m) of the Code. Consequently, none of the eligible officers or employees of Capitol, or any of its affiliates, are permitted to serve on the Compensation Committee.

PERFORMANCE TARGETS.

The Compensation Committee will establish (subject to ratification by Capitol's outside directors) corporate financial performance targets within the deadlines required by the regulations promulgated under Section 162(m) of the Code. An incentive fund, from which bonuses may be paid to eligible individuals, will be established based on the level of attainment of the performance targets, the number of eligible individuals, each individual's officer rank and his or her annual base salary.

In establishing the performance  goals, the Compensation  Committee may utilize:
(i) earnings per share, (ii) return measures (including, but not limited to, return on assets, equity or sales), (iii) net income (before or after taxes),
(iv) cash flow (including, but not limited to, operating cash flow and free cash flow), (v) cash flow return on investments, which equals net cash flows divided by shareholder's equity, (vi) earnings before or after taxes, interest, depreciation and/or amortization, (vii) internal rate of return or increase in net present value, (viii) gross revenues, (ix) gross margins, and (x) share price (including, but not limited to, growth measures and total shareholder return).

Each eligible individual may receive a bonus based on his or her individual performance during the applicable performance period. However, in the case of any Covered Employee, the Compensation Committee may not increase the amount an individual is eligible to receive as calculated on the basis of the level of corporate performance under the pre-established performance targets relating to the performance period. Further, the aggregate amount of bonuses which may become payable in any year under the MIP to a Covered Employee may not exceed
(1) 300% of his or her base salary and (2) $5,000,000, whichever amount is less. Bonuses may be settled in cash and/or shares of Capitol's common stock shortly after the end of each performance period.

For any performance period, the Compensation Committee may measure performance objectives on an absolute basis or relative to a group of peer banks selected by the Compensation Committee, to internal goals or to levels attained in prior performance periods. During any performance period, the Compensation Committee may adjust the performance goals as it deems equitable in recognition of unusual or nonrecurring events affecting Capitol, changes in applicable tax laws or accounting principles or other factors the Compensation Committee deems relevant. However, the Compensation Committee may not adjust the performance goals for an award held by a Covered Employee with respect to the year in which the award is settled so as to increase the amount of compensation payable to the Covered Employee.

Once the Compensation Committee has determined the amount payable to any Covered Employee, it must certify the amounts in writing and authorize Capitol to make payments to the recipients in accordance with the provisions of the MIP.

AMENDMENT AND TERMINATION OF THE PLAN.

The Compensation Committee may amend, modify or terminate the MIP in any manner at any time without the consent of any eligible individual. Such amendments or modifications may be taken without the approval of Capitol's shareholders unless shareholder approval is required by applicable law. The MIP will remain in effect until terminated by Capitol. Termination or amendment of the MIP will not affect any individual's right to receive any incentive already earned.

NEW PLAN BENEFITS.

On March 10, 2003, the Compensation Committee established performance targets under the MIP for the 2003 performance period for Capitol's Chairman, President and CEO, Joseph D. Reid. Such performance targets were ratified by the outside directors of the Board of Directors of Capitol Bancorp Limited on March 13, 2003. Performance targets under the MIP are intended, in part, to replace provisions of Mr. Reid's pre-existing employment contract.

No incentive payment has been awarded to any Covered Employee under the MIP. Except as noted above, the amounts that will actually be payable under future awards cannot be definitively determined until (i) Covered Employees are selected for awards, (ii) the performance goals and targets for such awards are established, and (iii) the attainment of the performance goals and targets are determined in accordance with the provisions of the MIP.

SHAREHOLDER VOTING REQUIREMENTS.

If a quorum is present at the annual meeting, the affirmative vote of a majority of the votes cast in person or by proxy by shareholders represented and entitled to vote at the meeting is required for approval of the MIP. In tabulating the vote, abstentions will have the same effect as a vote against the MIP, however, broker non-votes will be disregarded and will not affect the outcome.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CAPITOL BANCORP LIMITED 2003 MANAGEMENT INCENTIVE PLAN.













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PROPOSAL THREE: CAPITOL BANCORP LIMITED 2003 STOCK PLAN

On February 6, 2003, the Board of Directors adopted the Capitol Bancorp Limited 2003 Stock Plan (the "Plan") and reserved 1,000,000 shares of Capitol's common stock for issuance thereunder subject to shareholder approval. As of March 20, 2003, no options or rights to purchase stock or any other awards had been granted pursuant to the Plan. At the annual meeting, the shareholders are being asked to approve the Plan and the reserve of shares under the Plan.

The Board of Directors believes that using long-term incentives under the Plan will be beneficial to Capitol as a means to promote the success and enhance the value of Capitol by linking the personal interests of its directors and employees to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide Capitol flexibility in its ability to attract and retain the services of individuals upon whose judgement, interest and special effort the successful conduct of Capitol's operation is largely dependent.

GENERAL.

The purpose of the Plan is to align the  interests  of employees  and  directors selected to receive awards with those of shareholders by rewarding decision-making and actions for the betterment of Capitol. Options and restricted stock awards collectively referred to as "awards" may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

PLAN DOCUMENT.

The full text of the Plan is included as Appendix [B] to this Proxy Statement. You are urged to read the full text of the Plan which is contained in this Proxy Statement.

SHARE RESERVE.

A total of 1,000,000 shares of common stock are authorized for issuance under the Plan, subject to certain adjustments. Options that are cancelled or forfeited will be added back to the Plan and will be available for future issuance under the Plan. In addition, shares issued that are later forfeited to Capitol under the terms and conditions of an award will also be available for reissuance. Subject to certain adjustments, no more than 1,000,000 shares of common stock may be issued upon the exercise of incentive stock options.

ADMINISTRATION.

The Plan  may  generally  be  administered  by the  Board  of  Directors  or the
committee   appointed   by  the  Board  of   Directors   (as   applicable,   the
"Administrator").

ELIGIBILITY.

Nonstatutory stock options and restricted stock awards may be granted under the Plan to employees and directors of Capitol and any parent or subsidiary of Capitol. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and directors to whom options and restricted stock grants may be granted, the time or times at which such options and restricted stock grants shall be granted, and the number of shares

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
subject to each grant. As of March 20, 2003, approximately 167 employees and 142 directors were eligible to receive options and restricted stock grants, under the Plan.

LIMITATIONS.

Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Capitol. In order to preserve Capitol's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee or director may be granted, in any fiscal year of Capitol, options to purchase more than 500,000 shares of common stock.

TERMS AND CONDITIONS OF OPTIONS.

Each option is evidenced by a stock option agreement between Capitol and the optionee, and is subject to the following additional terms and conditions:

* EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an option may not be less than 100% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid, if no sales were reported) on the last market trading day prior to the date the option is granted.
* EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of common stock of Capitol (with some restrictions), cashless exercises, a reduction in the amount of any liability of Capitol to the optionee, any other form of consideration permitted by applicable law, or any combination of these forms of consideration.
* TERM OF OPTION. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.
* TERMINATION OF EMPLOYMENT. If an optionee's employment or directorship terminates for any reason (other than death, disability or retirement), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her stock option agreement or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.
* DISABILITY. If an optionee's employment or directorship terminates as a result of the optionee's disability, then the optionee's options will generally be exercisable for a period of twelve months following such termination, however, no later than the option's expiration date.
* DEATH. In the event of an optionee's termination of employment or directorship by reason of the optionee's death, the optionee's options granted under the Plan will automatically accelerate and become immediately vested and exercisable with respect to the number of shares that would have become vested and exercisable over the next twelve months as though the optionee had continued in the service of Capitol. The options may be exercised by the optionee's estate or person who acquires the right to exercise the options by bequest or the laws of inheritance generally for a period of 12 months following the optionee's death, however, no later than the expiration date of such options.

* RETIREMENT. In the event of an optionee's termination of employment or directorship by reason of the optionee's retirement, the optionee's options granted under the Plan will automatically accelerate and become immediately vested and exercisable with respect to the number of shares that would have become vested and exercisable over the next twelve months as though the optionee had continued in the service of Capitol. The options may be exercised by the optionee generally for a period of 24 months following the optionee's retirement, however, no later than the expiration date of such options. For purpose of the Plan, "retirement" generally means an eligible individual who terminates employment with Capitol at an age of 65 or older.
* TRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, awards granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.
* OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

RESTRICTED STOCK GRANTS.

The Administrator may award shares as restricted stock subject to forfeiture until certain conditions have been fulfilled and/or a period of time has elapsed. Shares of restricted stock are non-transferable until all restrictions have been satisfied. At the discretion of the Administrator, the recipient of a restricted stock award may or may not be entitled to voting and dividend rights during the restriction period.

WITHHOLDING FOR PAYMENT OF TAXES.

The Plan provides for the withholding and payment by a participant of any payroll or withholding taxes required by applicable law. The Plan permits a participant to satisfy this requirement, with the approval of the Administrator and subject to the terms of the Plan, by having Capitol withhold from the participant a number of shares of common stock otherwise issuable under the award having a fair market value equal to the amount of applicable payroll and withholding taxes or by tendering to Capitol previously acquired shares of common stock of Capitol (with some restrictions) having a fair market value equal to the amount of applicable payroll and withholding taxes.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

In the event that the stock of Capitol changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of Capitol effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan. The appropriate adjustments will also be made to the number and class of shares of stock subject to any option or restricted stock award outstanding under the Plan, and the exercise price of any such outstanding option or restricted stock award.

In the event of a liquidation or dissolution of Capitol, outstanding awards under the Plan may terminate to the extent they have not been previously exercised or converted. The Administrator may, however, provide that outstanding options may become fully exercisable, even for shares that would not otherwise be exercisable. Any repurchase option of Capitol applicable to shares purchased upon exercise of an option or grant of a restricted stock award will terminate and any restrictions imposed upon shares of restricted stock will lapse as to all such shares.

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
In connection with any merger, consolidation, acquisition of assets or like occurrence involving Capitol, each outstanding award will be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume or substitute substantially equivalent awards then the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable, any restrictions imposed upon shares of restricted stock will lapse as to all such shares and any repurchase option of Capitol applicable to shares purchased upon the exercise of an option or grant of a restricted stock award will terminate.

AMENDMENT AND TERMINATION OF THE PLAN.

The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, certain amendments may require shareholder approval. No such action by the Board of Directors or shareholders may alter or impair any option or restricted stock grant previously awarded under the Plan without the written consent of the optionee or holder. Unless terminated earlier, the Plan shall terminate ten years from the date of its adoption by the Board of Directors, whichever is earlier.

NEW PLAN BENEFITS.

As of March 20, 2003, no awards have been granted under the Plan. On March 13, 2003, Capitol entered into an employment agreement with Joseph D. Reid (the "Employment Agreement"). Pursuant to the terms of the Employment Agreement, Capitol will grant Mr. Reid an option to purchase 30,000 shares of Capitol's common stock at an exercise price equal to the fair market value of Capitol's common stock on the date of such grant for (i) each new bank or holding company formed or opened by Capitol or any of its affiliated companies during the term of the Employment Agreement, and (ii) each bank, holding company or controlling interest in a bank or holding company acquired by Capitol or any of its affiliated companies and banks by purchase transaction during the term of the Employment Agreement. It is anticipated that some of the options issued to Mr. Reid pursuant to the Employment Agreement will be issued under the Plan. No other future awards are determinable.

FEDERAL INCOME TAX CONSEQUENCES.

INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are currently taxed at a maximum federal rate of 20 percent. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition. The ordinary income is equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Capitol is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable

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
income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of Capitol is subject to tax withholding by Capitol. Capitol is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months are currently taxed at a maximum federal rate of 20 percent. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

RESTRICTED STOCK AWARDS. Upon becoming entitled to receive shares at the end of the applicable restricted period without a forfeiture, the recipient has ordinary income in an amount equal to the fair market value of the shares at that time. However, a recipient who elects under Code Section 83(b) within 30 days of the date of the grant will have ordinary income on the date of the grant equal to the fair market value of the shares of restricted stock as if the shares were unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes. Upon the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restricted period expires. However, if the recipient timely elects to be taxed as of the date of grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on date of the grant as if the shares were then unrestricted and could be sold immediately. Capitol generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of restricted stock grants and Capitol with respect to the grant and exercise of options and restricted stock grants under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or director's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or director may reside.

VOTE REQUIRED AND BOARD RECOMMENDATION.

At the annual meeting, the shareholders are being asked to approve the adoption of the Capitol Bancorp Limited 2003 Stock Plan. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the Plan at the annual meeting will be required to approve the adoption of the Capitol Bancorp Limited 2003 Stock Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CAPITOL BANCORP LIMITED 2003 STOCK PLAN.

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
ROLE OF THE BOARD

Pursuant to Michigan law, Capitol's business, property and affairs are managed under the direction of it's board of directors. The board of directors has responsibility for establishing broad corporate policies and for Capitol's overall performance and direction, but is not involved in Capitol's day-to-day operations. Members of the board of directors are kept informed of the issues facing Capitol by participating in board and committee meetings and by reviewing information provided to them on a periodic basis. Board members also have discussions with Capitol's executive officers to update them on Capitol.

BOARD MEETING INFORMATION

During fiscal 2002, the Board of Directors met four times for regular meetings. All board members attended at least 75% of the meetings except Directors Epolito, Maas, and Munro who attended 50% of the meetings and Director Ferguson who attended 25% of the meetings.

COMMITTEE STRUCTURE

During 2002 significant changes were made to Capitol's Board Committee structure. The Board of Directors took proactive steps to revise its committee structure to ensure compliance with the new standards being set forth by the New York Stock Exchange. The Board established an Ethics Committee, Nominating and Governance Committee, and a Technology Committee. Additionally the Board revised the composition of the Audit and Compensation committees to include only those directors that are considered "independent". Capitol has its Committee membership and all Committee charters posted on its website (www.capitolbancorp.com) under Corporate Governance.

EXECUTIVE COMMITTEE

The Executive Committee may exercise all the powers and authority of the Board, including the power to declare dividends in Capitol Common Stock, during the intervals between meetings of the full board of directors. The Executive Committee is composed of Mr. Reid, its Chair, and Messrs. Kasten, Johns, Miller, and O'Leary. The Executive Committee met four times during fiscal 2002 and all of its members attended at least 75% of the meetings.

AUDIT COMMITTEE

The Audit Committee is composed of Messrs. Allen, Becker, Falkenberg and Genova. The Committee met five times in fiscal 2002 and all of its members attended at least 75% of the meetings.

The Audit Committee assists the board in fulfilling its responsibility to shareholders to assure the quality and integrity of Capitol's financial reports and accounting and reporting practices. Members of the committee must not be an employee or have any relationship with the Company that would interfere with the director's independence from management and the Company. All members of the committee must be financially literate and at least one member of the committee must be considered a "financial expert" under Nasdaq listing requirements.

The Audit Committee has a written charter, which was revised by the Board of Directors in light of the additional responsibilities resulting from the recently enacted Sarbanes-Oxley Act of 2002.

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
A  copy  of  the  revised   charter  may  be  found  on  Capitol's   website  at
www.capitolbancorp.com, and is attached to this proxy statement as Appendix C.

COMPENSATION COMMITTEE

The Compensation Committee consists of five directors, its Chairman Mr. Crist, Ms. Gaskin, Mr. Maas, Mr. Johns, and Mr. Ferguson. The five members of the Committee are independent. They were not at any time during fiscal year 2002, or at any other time employed by Capitol and are not eligible to participate in any of Capitol's benefit plans other than Capitol's Directors' Stock Option Plan. They receive compensation from Capitol solely for their service as directors and committee members. During 2002, the Committee met 3 times. All Committee members participated in at least 75% of the meetings. During fiscal year 2002, no member of the Compensation Committee was an executive officer of another entity on whose compensation committee or board of directors an executive officer of Capitol served.

The Compensation Committee advises and assists management in developing Capitol's overall compensation strategy to assure that it promotes shareholder interests, supports Capitol's strategic objectives and provides for appropriate rewards and incentives for Capitol's management and employees. The Committee is authorized to retain the services of independent advisors to assist it in carrying out its responsibilities.

ETHICS COMMITTEE

The Ethics Committee meets for the purpose of assisting in monitoring the adequacy of the Code of Business Conduct and Ethics; to provide guidance on all related party transactions including both review and approval on behalf of the Board; and to identify potential conflicts of interest, including the establishment of safeguards, when necessary. The Ethics Committee consists of Ms. Munro and Messrs. Lopez, Kasten and O'Leary.

NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee assists the Board by identifying individuals qualified to become board members, and to recommend to the Board the director nominees for the next annual meeting of shareholders; by recommending the Corporate Governance Guidelines applicable to Capitol; and by leading the Board in its annual review of the Board's performance. The members of the Committee consist of Messrs. Devine, Epolito, Miller, and Sable.

TECHNOLOGY COMMITTEE

The Technology Committee is composed of Messrs. Lewis, Epolito, and Sable. The Technology Committee is appointed by the Board of Directors for the purpose of providing oversight of the development and maintenance of Information Systems planning for Capitol.

COMMITTEE REPORTS

AUDIT COMMITTEE REPORT

The Committee's duties include reviewing the qualifications, independence and performance of the Company's independent public accountants; reviewing the scope, magnitude and budget of all examinations of the Company's financial statements by the auditors; reviewing general policies and procedures with respect to accounting and financial matters and internal controls; reviewing and approving the cost and types of audit and non-audit services performed by independent public accountants; meeting with independent public accountants not less than once a year without Company representatives to discuss internal controls and accuracy and completeness of the financial statements and notifying the Board of major problems or deficiencies discovered with respect to its duties.

Capitol's Audit Committee has reviewed and discussed Capitol's consolidated financial statements for the year ended December 31, 2002 with management and the independent auditors; discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Statement No. 1, including discussion of non-audit services and its compatibility with auditor independence; and reviewed results of the independent auditors' internal quality control review.

Based on the review and discussions, and subject to the limitations on the role and responsibilities of the Committee in the charter, the Committee has concluded that the independent auditors are independent from Capitol and its management and has recommended that Capitol's audited consolidated financial statements for the year ended December 31, 2002 be included in its Annual Report on Form 10-K.

The aggregate fee for audit of Capitol's consolidated financial statements (including review of Capitol's quarterly financial statements which are part of Form 10-Q filed with the Securities Exchange Commission and out-of-pocket expenses relating to the audit and quarterly reviews) was $242,445 for 2002. That amount includes fees paid by Capitol and its consolidated subsidiaries.

In addition to audit fees, Capitol and its subsidiaries paid fees to its independent auditors for non-audit services for 2002 in the aggregate amount of $113,490 Those non-audit services consisted primarily of preparation of tax returns for Capitol and its subsidiaries, audits of employee benefit plans and post-report review procedures associated with registration statements of Capitol or its subsidiaries filed with the Securities and Exchange Commission. There were no fees regarding financial information systems design and implementation services.

The Audit Committee considered the compatibility of the non-audit services Capitol received from its auditors and the independence of the independent auditors.

                          AUDIT COMMITTEE
                          Gary A. Falkenberg, Chairman
                          Louis G. Allen
                          H. Nicholas Genova
                          David L. Becker

COMPENSATION COMMITTEE REPORT

The Compensation Committee consists of five directors, its Chairman Mr. Crist, Ms. Gaskin, Mr. Maas, Mr. Johns, and Mr. Ferguson. The five members of the committee are independent. They were not at any time during fiscal year 2002, or at any other time employed by Capitol and are not eligible to participate in any of Capitol's benefit plans other than Capitol's Directors' Stock

Option Plan. They receive compensation from Capitol solely for their service as directors and committee members. During 2002 the Committee met 3 times. All Committee members participated in at least 75% of the meetings. During fiscal year 2002, no member of the Compensation Committee was an executive officer of another entity on whose compensation committee or board of directors an executive officer of Capitol served.

The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to the Corporation's executive compensation program. The Corporation's ability to increase shareholder value is predicated on its ability to attract, retain and motivate qualified executives. The Committee has endeavored to develop a compensation program that:

1) provides incentives and rewards for superior performance, both on an individual and corporate basis,
2) aligns the interests of the executive officers with the interest of the shareholders,
3)   provides long-term incentive for retention of its key officers.

The Committee has reviewed the compensation practices of peers as well as considered the individual efforts for the benefit of Capitol, as well as various subjective measures in determining the adequacy and appropriateness of the compensation of executives at Capitol. The Committee considers the increase in the cost of living that impacts its executive officers that are required to spend certain periods of time at subsidiary offices. General economic conditions and the past practice of Capitol are also factors that are considered by the Committee. The Committee typically approves a percentage increase in the amount allocated for compensation of all employees at Capitol. The CEO is then responsible for individual allocations that fall within the limitations that are established by the Committee.

During 2002 the Board of Directors appointed a special committee to consider national compensation issues of all affiliated corporate and bank officers. The committee is reviewing the corporation's current total compensation package for its senior officers and comparing that with other companies in the various markets in which the company operates. It is the objective of the committee to report to the board a summary of its findings which will help the compensation committee establish future levels and types of compensation that will keep the corporation competitive in its various markets.

Capitol offers various forms of compensation which include base salary, incentive compensation and benefits.

BASE SALARIES

In determining the base salary amounts for the executives, the Committee considers individual performance, experience, expertise, and tenure as well as the compensation levels established by peers. The compensation of the executives is recommended by the CEO and reviewed by the Committee. The CEO's compensation is set by the Committee and presented to the full Board of Directors for approval.

Total salary information for the CEO and the next four most highly compensated executive officers for the year 2002 is set forth in the Executive Compensation Table. Such amounts include compensation paid to the executives by subsidiaries of Capitol which are not wholly owned. Compensation paid by the affiliates is set by their individual Boards of Directors independent of Capitol. The Committee considers affiliated compensation in its review of the executive's pay level.

The compensation of the CEO is set based on the Committee's review of performance objectives for the Corporation which include asset and revenue growth, development of additional banking subsidiaries, asset quality, identification of strategic opportunities, development and maturation of the existing subsidiaries, and core earnings performance.

INCENTIVE COMPENSATION

The Corporation has developed a Bonus Policy which is performance driven. It is divided into two parts, one subjective, the other based strictly on ROE targets. The subjective test evaluates executives based on their contribution to the safety and soundness of the organization including such factors as; credit quality, capital management, personnel management and regulatory compliance, the second subjective factor is the contribution to long-term shareholder value.

The Bonus Policy seeks to align the interests of the executives with the shareholders by setting aggressive performance targets that enhance the value of the Corporation. The Bonus is paid in part in cash and in part in stock options. The options granted pursuant to the policy have a vesting period which incents the executive to remain with the Corporation in order to realize the full value of the bonus. This Bonus Policy was put in place at the Corporation and all of its affiliated subsidiaries to align the interests of all of the executives in the affiliated subsidiaries with the shareholders of Capitol.

DISCRETIONARY AWARDS OF STOCK OPTIONS

Capitol has used the discretionary award of stock options primarily as a tool in its recruitment of executive officers. None of the top five most highly compensated executives were given a discretionary award of stock options in the year 2002, other than as part of the Bonus Policy outlined above.

EXECUTIVE SUPPLEMENTAL INCOME PROGRAM

In an effort to retain the long-term services of its executives, Capitol has put in place an executive supplemental income program. The plans call for the payment to each employee or designated beneficiary an annual benefit which is approximately equal to the annual base salary of each employee for a period of fifteen years in the event of either the employee's retirement or the death of the employee before attaining retirement age. In the event of a change of control of Capitol (as defined in the agreements) which is not approved by Capitol's Board of Directors, each employee can retire with full benefits at any time after attaining the age of 55 without approval of the Board of Directors. The benefit liabilities under the agreements are covered by funded insurance contracts by Capitol and/or its subsidiaries. Two of the individuals listed in the Executive Compensation Table have entered into executive supplemental income agreements with Capitol, Mr. Carr and Mr. Hendrickson.

BENEFIT PLANS

Long term incentives to align the interests of Capitol's employees with the shareholders have been implemented through the development of an Employee Stock Ownership Plan. The ESOP provides for periodic awards of Capitol stock subject to vesting requirements. All employees, with the exception of the CEO, are eligible to participate in the program after meeting certain length of service and age qualifications.

The company has established a 401k plan, health insurance and other programs that are usual and customary to encourage retention of Capitol's employees.

CEO COMPENSATION

Joseph D. Reid has served Capitol as its Chairman, President and CEO since its inception and is relied on by the Board of Directors to provide effective leadership, operational oversight, and to develop and implement a prudent growth strategies for Capitol.

In evaluating the compensation level of the CEO, the Committee has considered performance objectives for Capitol which include asset and revenue growth, development of additional banking subsidiaries, asset quality, identification of strategic opportunities, development and maturation of the existing subsidiaries and core earnings performance. Additionally Mr. Reid's continued commitment to Capitol and its development was considered. During the course of 2002 Capitol developed two new banking subsidiaries. It completed share exchanges with several of its second tier bank holding companies almost doubling the outstanding shares. Earnings per share grew to record levels and the public share price appreciated by approximately 74% as compared with year end 2001.

EMPLOYMENT/CHANGE-OF-CONTROL SEVERANCE AGREEMENT

In February 1989, Capitol entered into an Employment Agreement with Joseph D. Reid pursuant to which Mr. Reid served as Chairman of the Board of Directors, President and Chief Executive Officer of Capitol (the "Initial Employment Agreement"). The Initial Employment Agreement was subsequently amended in October 1989 and January 1990.

On March 31, 2003, Capitol entered into a new employment agreement with Mr. Reid that took effect on March 13, 2003 (the "2003 Employment Agreement"). Under the 2003 Employment Agreement, Mr. Reid will continue to serve as Chairman of the Board of Directors, President and Chief Executive Officer of Capitol. The 2003 Employment Agreement has an initial term of three years, which will expire on March 13, 2006. Pursuant to the terms of the 2003 Employment Agreement, its employment period is automatically extended for a three year term on each annual anniversary of the 2003 Employment Agreement, unless Capitol provides Mr. Reid with notice 60 days prior to such anniversary, resulting in a running three-year employment period. The 2003 Employment Agreement permits Capitol to give Mr. Reid notice of its intention to stop the automatic extension, in which case the 2003 Employment Agreement will expire two years and sixty days from the date of Capitol's notice to him.

Under the 2003 Employment Agreement, Capitol will pay Mr. Reid a base salary of $940,000 in 2003. Capitol is not permitted to reduce Mr. Reid's annual salary at any time during the term of the 2003 Employment Agreement. During the term of his employment, Mr. Reid will be entitled to an annual cash bonus each year based on achieving targets for both growth rates for earnings per share and consolidated assets. Each annual bonus will be subject to the terms and conditions of the Capitol Bancorp Limited 2003 Management Incentive Plan.

Pursuant to the terms of the 2003 Employment Agreement, Mr. Reid is also entitled to certain long-term incentive compensation consisting of stock and cash. Capitol will grant Mr. Reid options to purchase shares of Capitol's common stock at an exercise price equal to the fair market value of Capitol's common stock on the date of such grant based on specific corporate development objectives during the term of the 2003 Employment Agreement. Additionally, on the fifth anniversary of the 2003 Employment Agreement, Capitol will award Mr. Reid two times his annual base salary paid to him during the 5th year of the 2003 Employment Agreement if, over the five year period beginning on January 1, 2003 and ending on December 31, 2007 certain growth targets for Capitol's earning per share and total assets are achieved.

Pursuant to the terms of the 2003 Employment Agreement, Mr. Reid also agreed to prepay the outstanding principal balance of that certain promissory note dated September 24, 1999 in the original principal amount of $1,819,151.14, which payment is five years before such note's due date. Full payment was made during the first quarter of 2003 and the note was discharged.

The current stock options plan established by the 1989 employment contract with Mr. Reid is subject to termination within one year following shareholder approvals of the proposed Capitol Bancorp Limited 2003 Management Incentive Plan and the Capitol Bancorp Limited 2003 Stock Plan.

Certain provisions of the 2003 Employment Agreement become operative only if a "change of control" (as defined therein) of Capitol occurs. If during the two-year period following a change of control, Mr. Reid terminates his employment for "good reason", or if Capitol terminates Mr. Reid's employment for reasons other than "cause" or "disability", he will generally be entitled to receive, within thirty days after termination: (a) any unpaid salary through the date of termination, as well as a pro-rata annual bonus for the year of termination at target or, if higher, the bonus awarded during the most recently completed fiscal year; (b) any compensation previously deferred by Mr. Reid and any accrued vacation pay; (c) three times the sum of his annual base salary, the Highest Annual Bonus and the aggregate amount of the employer contributions made with respect to the most recently completed year pursuant to a qualified defined contribution plan and any related non-qualified plan in which Mr. Reid participated; and (d) the actuarial equivalent of the benefit that he would have received for three years of additional participation under Capitol's retirement plans. Mr. Reid would also continue to participate in Capitol's welfare benefit plans for three years after termination, would be eligible for continued vesting of his equity awards during this three-year period. Additionally, Capitol will not be entitled to set-off claims against Mr. Reid for amounts owed to Mr. Reid under the 2003 Employment Agreement and Capitol will agree to pay the fees of any disputes arising under the 2003 Employment Agreement.

                             COMPENSATION COMMITTEE
                             Douglas E. Crist
                             Joel I. Ferguson
                             Kathleen A. Gaskin
                             Lewis D. Johns
                             Leonard Maas

BOARD COMPENSATION

In  2002,  the  Board  of  Directors   approved  a  new  compensation  plan  for
non-employee members of the Board of Directors whereby non-employee directors are paid in cash $1,000 per board meeting and $500 per committee meeting. Non-employee directors are also paid a retainer of $10,000 per year paid in stock options. Options are valued based on the Black-Scholes model to determine the number of options to be issued. Options are granted at market price and have a term of seven years. In addition, Directors are entitled to a travel allowance of $500 for in-state board meetings and $1,500 for out-of-state board meetings.

SECTION 16A BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules and regulations promulgated by the Securities and Exchange Commission require periodic reporting of the beneficial ownership of and transactions involving Capitol's securities relating to directors, officers and beneficial owners of 10% or more of Capitol's securities. Under those rules and regulations, it is required that certain acquisitions and divestitures of Capitol's securities be disclosed via reports filed within prescribed time limits. Based on Capitol's review of filings made during the year ended December 31, 2002, there were two transactions which were not reported timely pursuant to the filing requirements.

H. Nicholas Genova sold 157 shares of common stock in June from a profit sharing account for which timely reports were not filed. He further purchased 2,600 shares of common stock in November 2002 in IRA accounts for himself and his wife, a profit sharing plan, and a direct account at a lower purchase price than the sale price of the shares in June. Mr. Genova repaid $690.80 to the Corporation, which was the total gain realized on the sale and purchase of stock in violation of Section 16(b).

William E. Rheaume exercised 100 options and gifted the resulting shares of common stock to his grandchildren in December. These transactions were not reported on original reports of holdings for the months in which they occurred and should have been reported thereon.

STOCK PERFORMANCE GRAPH

Below is a graph which summarizes the cumulative return earned by Capitol's shareholders over the last five years compared with the SNL (SNL Financial LC) $1B-$5B Asset-Size Index, and the cumulative total return on the NASDAQ Market Value Index. (Broad Market Index). This presentation assumes that the value of the investment in Capitol's common stock and each index was $100 on December 31, 1997 and that subsequent cash dividends were reinvested.

                             CAPITOL BANCORP LIMITED

[LINE GRAPH]

                                                                     PERIOD ENDING
                                        ----------------------------------------------------------------------
INDEX                                   12/31/97    12/31/98     12/31/99    12/31/00    12/31/01     12/31/02
-----                                   --------    --------     --------    --------    --------     --------
Capitol Bancorp Limited                   100.00       82.98        42.00       40.68       57.14       102.08
NASDAQ - Total US*                        100.00      140.99       261.48      157.42      124.89        86.33
SNL $1B-$5B Bank Index                    100.00       99.77        91.69      104.05      126.42       145.94

----------
*SOURCE: CRSP, CENTER FOR RESEARCH IN
SECURITY PRICES, GRADUATE SCHOOL OF
BUSINESS, THE UNIVERSITY OF CHICAGO
2003.

USED WITH PERMISSION. ALL RIGHTS
RESERVED. CRSP.COM.

STOCK OWNERSHIP

The following table sets forth information as of March 17, 2003 regarding each person (including any group as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of Capitol's common stock as of that date, each of the directors, the Chief Executive Officer and the four other most highly compensated executive officers named in the Summary Compensation table, and all directors and executive officers as a group including the named executive officers.

                                                  AMOUNT AND NATURE OF BENEFICIAL       PERCENT OF
NAME                                                     OWNERSHIP (1, 2, 3)           COMMON STOCK
----                                                     -------------------           ------------
Joseph D. Reid                                                2,042,251                   15.77%
200 N. Washington Sq. Lansing MI, 48933
Michael L. Kasten                                               226,440                    1.91%
Lyle W. Miller                                                   67,878                      <1%
Robert C. Carr                                                   76,040                      <1%
David O'Leary                                                    68,098                      <1%
Louis G. Allen                                                    5,683                      <1%
Paul R. Ballard                                                 110,169                      <1%
David L. Becker                                                  73,138                      <1%
Douglas E. Crist                                                 67,296                      <1%
Michael J. Devine                                                15,895                      <1%
Cristin Reid English                                             37,355                      <1%
James C. Epolito                                                  6,107                      <1%
Gary A. Falkenberg                                               59,279                      <1%
Joel I. Ferguson                                                 52,430                      <1%
Kathleen A. Gaskin                                               39,780                      <1%
H. Nicholas Genova                                               32,392                      <1%
Michael F. Hannley                                               81,273                      <1%
Lewis D. Johns                                                  160,068                    1.36%
John S. Lewis                                                   153,635                    1.29%
Humberto S. Lopez                                               185,424                    1.57%
Leonard Maas                                                    133,728                    1.13%
Kathryn L. Munro                                                  4,784                      <1%
Myrl D. Nofziger                                                 46,650                      <1%
Ronald K. Sable                                                  33,363                      <1%
Lee W. Hendrickson                                               32,880                      <1%
Directors/Executive Officers as a group (34)                  4,029,722 (4)               28.89%

----------
(1) Includes 1,148,195 options held by Mr. Reid; 25,306 by Mr. Kasten; 5,637 by Mr. Miller; 46,934 by Mr. Carr; 5,406 by Mr. O'Leary, 5,021 by Mr. Allen; 36,294 by Mr. Ballard; 9,521 by Mr. Becker; 5,059 by Mr. Crist; 9,116 by Mr. Devine; 21,642 by Ms. English; 4,790 by Mr. Epolito; 5,213 by Dr.
     Falkenberg; 4,021 by Mr. Ferguson; 5,329 by Ms. Gaskin; 5,483 by Mr. Genova; 64,731 by Mr. Hannley; 5,367 by Mr. Johns; 141,651 by Mr. Lewis; 7,294 by Mr. Lopez; 4,790 by Mr. Maas; 2,582 by Ms. Munro; 7,294 by Mr. Sable; and 25,354 by Mr. Hendrickson.
(2) Includes shares held in Capitol's 401k plan, 16,029 for Mr. Reid; 3,491 for Ms. English; and 1,869 for Mr. Hannley.
(3) Includes shares allocated and held in Capitol's Employee Stock Ownership Plan, 14,330 for Mr. Carr; 8,664 for Mr. Ballard, 357 for Ms. English; and 1,368 for Mr. Hendrickson.
(4) Includes 1,680,147 options, 43,964 shares held in Capitol's 401(k) and 56,593 shares allocated and held in Capitol's Employee Stock Ownership Plan.

EXECUTIVE COMPENSATION

The following table summarizes compensation paid to the CEO and the next four most highly compensated executive officers of Capitol for each of the three years in the period ended December 31, 2002:

                                                                                    ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY (1)     BONUS     OPTION AWARD    COMPENSATION(2)
---------------------------     ----     ----------     -----     ------------    ---------------
JOSEPH D. REID                  2002     1,053,391         -0-      383,495          121,494(3)
Chairman, President and         2001       970,607         -0-      100,239          121,494(3)
CEO                             2000       821,702         -0-       61,945          121,494(3)

LEE W. HENDRICKSON              2002       263,662      23,100          -0-            4,673
Chief Financial                 2001       260,018      19,800        3,076            7,042
Officer                         2000       213,952      12,000          -0-            5,917

JOHN S. LEWIS (4)               2002       274,999         -0-          -0-              -0-
President                       2001        15,000         -0-          -0-              -0-
Western Regions                 2000       191,923         -0-          -0-            4,835

ROBERT C. CARR                  2002       246,963      15,840          -0-            5,208
Treasurer and                   2001       269,228      17,160        2,462           13,995
Executive Vice President        2000       215,122      26,400          -0-            8,364

CRISTIN REID ENGLISH (5)        2002       209,160      13,200          -0-            1,796
Chief Administrative            2001       189,802       9,900        1,026            3,039
Officer                         2000       160,729      10,000          -0-            2,874

(1) Includes amounts paid by affiliates of Capitol Bancorp which are not wholly-owned. Amounts of salary and other compensation, as shown, have not been reduced pro rata to reflect Capitol's ownership percentage of subsidiaries.
(2) Amounts contributed by Capitol's ESOP and 401k programs to the extent applicable.
(3) Includes $5,250 which was contributed from the Capitol 401(k) program and $116,244 representing reimbursement for interest paid on a loan from Capitol that was paid-in-full in the first quarter of 2003, five years in advance of its due date.
(4)  Mr. Lewis was not a full-time  employee of Capitol in 2001.
(5)  Ms. English is the daughter of Joseph D. Reid.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                  NUMBER OF SECURITIES                          EXERCISE
                   UNDERLYING OPTIONS        % OF TOTAL          PRICE                        GRANT DATE
                        GRANTED           OPTIONS GRANTED     (PER SHARE)    EXPIRATION    PRESENT VALUE(1)
      NAME                (#)             IN FISCAL YEAR          ($)           DATE              ($)
-----------------------------------------------------------------------------------------------------------
Joseph D. Reid          312,335               75.36%             14.30          2009          1,605,835
       "                  8,216                1.98%             18.69          2009             60,053
       "                 51,910               12.53%             21.48          2009            458,561
       "                  2,822                0.68%             16.35          2009             17,661
       "                  8,212                1.98%             20.92          2009             71,147

----------
(1) Value estimated using a version of the Black-Sholes options pricing model based on information included in the table above as well as dividend yield and stock price information, and certain assumptions relating to the volatility of Capitol's stock and a risk-free interest rate.

   AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

           NAME            SHARES          VALUE       NUMBER OF UNEXERCISED        VALUE OF UNEXERCISED
                         ACQUIRED ON    REALIZED(1)     OPTIONS EXERCISABLE/        IN-THE-MONEY OPTIONS
                          EXERCISE                         UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE (2)
                             (#)            ($)                 (#)                          ($)
-------------------------------------------------------------------------------------------------------------
      Joseph D. Reid       63,686         367,823              1,254,431                  9,851,159/0
  Lee W. Hendrickson                                        25,354/1,283               252,868/15,652
       John S. Lewis                                             141,651                  1,280,242/0
      Robert C. Carr                                        46,934/1,231               526,546/15,018
Cristin Reid English                                              20,378                    194,917/0

----------
(1) Based on approximate average market price per share during month of exercise less exercise price of stock options, multiplied by number of stock options exercised.
(2) Capitol's common stock is traded on the Nasdaq National Market under they symbol CBCL. Value is based on December 31, 2002 closing price $23.20 per share.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLAN:

          Summary of Equity Compensation Plans as of December 31, 2002:

                                                             Weighted Average    Number Available
                                                Number           Exercise           for Future
                                              Outstanding         Price              Issuance
                                              -----------         -----              --------
     Equity compensation plans:
       Approved by shareholders                  450,394         $11.87               114,501
       Not approved by shareholders (1)          446,511          15.63                    --
       Resulting from share exchanges          1,651,631          16.20                    --
                                               ---------         ------             ---------

             Total                             2,548,536         $15.23               114,501
                                               =========         ======             =========

(1) Options issued pursuant to employment agreements with various officers of Capitol and its subsidiaries.

ACCOUNTING FOR OPTIONS

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" establishes a fair value method of accounting for stock options whereby compensation expense is recognized based on the computed fair value of the options on the grant date. Companies are permitted to use the intrinsic value method provided by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." If a company adopts the latter option it is required to make pro forma disclosure in the footnotes to the financial statements using the measurement provisions of SFAS No. 123.

In light of the current debate about the appropriate accounting treatment of employee stock options, Capitol has reviewed the desirability of continuing to follow APB 25, thus not recognizing an expense at the time options are granted. While Capitol does not object in principle to recognizing a compensation expense at the time it grants stock options, it believes that, at the current time there does not exist a reliable, objective and well-understood means of valuing options at the time they are granted. The most widely-used valuation methods require assumptions about stock price volatility and the effective life of stock options. The value determined using these methods tends to be highly sensitive to these assumptions and can vary significantly depending on the assumptions made.

Until such time as the Financial Accounting Standards Board or the SEC has promulgated clearer rules than now exist governing the proper method of expensing options and valuing options issued under equity compensation plans, Capitol has determined to continue to account for its stock-based compensation in accordance with the provisions of APB No. 25.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Capitol's banking subsidiaries have, in the normal course of business, made loans to certain directors and officers of Capitol and its subsidiaries and to organizations in which certain directors and officers have an interest. As of December 31, 2002, the outstanding principal balance of such loans was $94.3 million, representing 59% of shareholders' equity. In the opinion of management, such loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. Capitol has a written policy that all loans to, and all transactions with, Capitol's officers, directors, affiliates and/or shareholders holding 10% or more of Capitol 's common stock will be made or entered into for bona fide business purposes, on terms no less favorable than could be made to, or obtained from, unaffiliated parties, and shall be approved by a majority of Capitol's directors, including a majority of the independent disinterested directors.

Portage Commerce Bank leases its primary banking facility from Portage Commerce Investors LLC. Messrs. Kasten and Becker are members of the limited liability leasing entity. Rent paid by Portage Commerce Bank to the leasing entity amounted to $219,112 in 2002. Brighton Commerce Bank leases its primary banking facility from Tri-O Development. Three of Mr. O'Leary's adult children are members of the leasing entity. Rent paid by Brighton Commerce Bank to the leasing entity amounted to $229,638 in 2002. Capitol and Capitol National Bank paid rent of $439,868 during 2002 for their principal offices at One Business & Trade Center, 200 Washington Square North, Lansing, Michigan to Business & Trade Center Limited, a Michigan limited partnership, under lease agreements with expiration dates ranging from 2001 to 2003 and portions of which are renewable for periods of 2.5 years. Joseph D. Reid and L. Douglas Johns are partners of the Partnership. East Valley Community Bank has a lease agreement with Chandler Properties Group. L.L.C. Messrs. Kasten, Lopez and Devine are members of the L.L.C. East Valley Community Bank paid $94,367 in rent during 2002. The lease rates represent what Capitol believes to be fair market value in the respective markets. All leasing arrangements which involve insiders are approved by Capitol's ethics committee and reported to bank regulatory agencies prior to their commencement.

Brian K. English is an attorney and full-time employee of Capitol and serves as a corporate officer and as General Counsel. Mr. English is licensed to practice law in four states including Arizona and Michigan. Mr. English is the son-in-law of Joseph D. Reid and the husband of Cristin Reid English. Mr. English was paid $150,120 in 2002. Capitol also employs Joseph D. Reid III, a corporate officer and an attorney. He is the son of Joseph D. Reid and the brother of Cristin Reid English and was paid $100,292 in 2002.

Capitol and its subsidiaries, on a consolidated basis, own approximately 30% of the outstanding common stock of Access BIDCO, LLC, with an aggregate carrying value of $1,335,240, at December 31, 2002. Joseph D. Reid, Chairman and Chief Executive Officer of Access BIDCO, LLC serves as a director of Access BIDCO and its majority-owned subsidiary, Onset BIDCO. In his capacity as an executive officer of Access BIDCO, Mr. Reid received cash compensation in the amount of $70,000 in 2002.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

BDO Seidman, LLP served as independent auditors for Capitol for the year ended December 31, 2002. Representatives of BDO Seidman, LLP will be present at the meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, including matters relating to the conduct of the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of those voting the proxies.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by Capitol. In addition to solicitations by mail, directors, officers and regular employees of Capitol may solicit proxies personally or by telephone without additional compensation.

Capitol's 2002 Annual Report to Shareholders is being provided herewith. Any shareholder who does not receive a copy of the annual report may obtain a copy by writing Capitol. The annual report also may be viewed by accessing Capitol's web site at http://www.capitolbancorp.com. The annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

FORM 10-K

A copy of Capitol's 2002 Form 10-K, without exhibits, is available to shareholders without charge upon written request to: Capitol Bancorp Limited, Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933.

Form 10-K, and certain other periodic filings, are filed with the Securities and Exchange Commission. The SEC maintains an Internet web site that contains reports, proxy and information statements and other information regarding companies which file electronically (which includes Capitol). The SEC's web site address is http:\\www.sec.gov. Capitol's filings with the SEC can also be accessed through Capitol's web site, http:\\www.capitolbancorp.com.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Capitol's proxy material for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Capitol's main office at Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933, no later than November 20, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS,

                                             /s/ Joseph D. Reid

                                             JOSEPH D. REID
                                             Chairman of the Board

                                   APPENDIX A

                CAPITOL BANCORP LIMITED MANAGEMENT INCENTIVE PLAN

SECTION 1. PURPOSE.

The purpose of the Capitol Bancorp Limited Management Incentive Plan is to promote and advance the interests of Capitol Bancorp Limited, a Michigan corporation (the "Corporation") and its shareholders by enabling the Corporation to attract, retain and reward key employees of the Corporation and its Affiliates, and to qualify incentive compensation paid to Participants who are covered Employees as performance-based compensation within the meaning of
Section 162(m) of the Code.

SECTION 2. DEFINITIONS.

The terms below shall have the following meanings:

     (a) "AFFILIATE" means (i) any entity that is controlled by the Corporation, whether directly or indirectly, and (ii) any entity in which the Corporation has a significant equity interest, as determined by the Committee.

     (b) "ANNUAL BASE SALARY" means the Participant's rate of annual salary as of the last December 1st occurring during the Performance Period.

     (c) "BOARD" means the Board of Directors of the Corporation.

     (d) "CODE" means the Internal Revenue Code of 1986, as amended.

     (e) "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided herein. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

     (f) "CORPORATION" means Capitol Bancorp Limited, a Michigan corporation, and its successors and assigns.

     (g) "COVERED  EMPLOYEE"  means a "covered  employee"  within the meaning of
Section 162(m)(3) of the Code.

     (h) "INCENTIVE PAYMENT" means, with respect to each Participant, the amount he or she may receive for the applicable Performance Period as established by the Committee pursuant to the provisions of the Plan.

     (i) "PARTICIPANT" means any employee of the Corporation or an Affiliate who is designated by the Committee as eligible to receive an Incentive Payment under the Plan.

     (j) "PERFORMANCE GOALS" means (i) earnings per share, (ii) return measures (including, but not limited to, return on assets, equity or sales), (iii) net income (before or after taxes), (iv) cash flow (including, but not limited to, operating cash flow and free cash flow), (v) cash flow return on investments, which equals net cash flows divided by owner's equity, (vi) earnings before or after taxes, interest, depreciation and/or amortization, (vii) internal rate of

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return or increase in net  present  value,  (viii)  gross  revenues,  (ix) gross margins or (x) share price (including, but not limited to, growth measures and total shareholder return). Performance Goals with respect to awards for employees who are not Covered Employees may also be based on any other objective performance goals as may be established by the Committee for a Performance Period. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee for a Performance Period. Such Performance Goals may be particular to a line of business, subsidiary or other unit or may be based on the performance of the Corporation generally. Such Performance Goals may cover such period as may be specified by the Committee.

     (k) "PERFORMANCE PERIOD" means, with respect to any Incentive Payment, the period, not to be less than 12 months, specified by the Committee, including but not limited to, for a one-year performance period, the calendar year.

     (l) "PERFORMANCE TARGETS" mean the specific measures which must be satisfied in connection with any Performance Goal prior to funding of any incentive pool.

     (m) "PLAN" means the Capitol Bancorp Limited Management Incentive Plan.

SECTION 3. ADMINISTRATION.

The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have exclusive authority to interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable in connection with the administration of the Plan, including, but not limited to, determinations relating to eligibility, whether to make Incentive Payments, the terms of any such payments, the time or times at which Performance Goals are established, the Performance Periods to which Incentive Payments relate, and the actual dollar amount of any Incentive Payment. The determinations of the Committee pursuant to this authority shall be conclusive and binding. The Committee may, in its discretion, authorize the Chief Executive Officer of the Corporation to act on its behalf, except with respect to matters relating to such Chief Executive Officer or which are required to be certified by a majority of the Committee under the Plan, or which are required to be handled exclusively by the Committee under Code Section 162(m) or the regulations promulgated thereunder.

SECTION 4. ESTABLISHMENT OF PERFORMANCE GOALS AND INCENTIVE PAYMENTS.

     (a) Prior to the earliest time required by Section 162(m) of the Code or the regulations thereunder, the Committee shall, with the ratification of the "outside directors" of the Board (as such term is defined in Code Section 162(m)) for each such Performance Period, determine and establish in writing the following:

          (i) The Performance Goals applicable to the Performance Period; and

          (ii) The Performance Targets pursuant to which the total amount which may be available for payment to all Participants as Incentive Payments based upon the relative level of attainment of the Performance Goals may be calculated.

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     (b) After the end of each Performance Period, the Committee shall:

          (i) Certify in writing, prior to the unconditional payment of any Incentive Payment, the level of attainment of the Performance Goals for the Performance Period;

          (ii) Determine the total amount available for Incentive Payments based on the relative level of attainment of such Performance Goals;

          (iii) In its sole discretion, adjust the size of, or eliminate, the total amount available for Incentive Payments for the Performance Period; and

          (iv) In its sole discretion, determine the share, if any, of the available amount to be paid to each Participant as that Participant's Incentive Payment, and authorize payment of such amount. In the case of a Participant who is a Covered Employee, the Committee shall not be authorized to increase the amount of the Incentive Payment for any Performance Period determined with respect to any such individual by reference to the applicable Performance
Targets except to the extent permitted under Section 162(m) of the Code and regulations thereunder.

     (c) The Committee may authorize a conditional payment of a Participant's Incentive Payment prior the end of a Performance Period based upon the Committee's good faith determination of the projected size of (i) the total amount which will become available for payment as Incentive Payments for the Performance Period, and (ii) the amount determined with respect to any such Participant by reference to the Performance Targets.

     (d) OTHER APPLICABLE RULES.

          (i) Unless otherwise determined by the Committee with respect to any Covered Employee or by the Corporation's Chief Executive Officer with respect to any other Participant (unless otherwise required by applicable law), no payment pursuant to this Plan shall be made to a Participant unless the Participant is employed by the Corporation or an Affiliate as of the date of payment; provided, however, in the event of the Participant's (A) retirement in accordance with the policies of the Corporation or Affiliate which employs the Participant, (B) death, or (C) disability (within the meaning of such term as set forth in any long-term disability plan of the Corporation or its successor, the provisions of which are incorporated herein by reference, or as the Committee shall determine based on information provided to it), the Corporation shall pay the Participant an Incentive Payment for the applicable Performance Period, which Incentive Payment shall be prorated based on the number of months the Participant was employed by the Corporation or an Affiliate during the applicable Performance Period, in which the Participant's retirement, death or disability occurred. In the case of the Participant's retirement, such payment shall be made at the end of the Performance Period during which the Participant retired in the normal course of payments made to all other participants, and in the case of the Participant's death or disability, such payment shall be made as soon as is administratively feasible following the date of the Participant's death or disability.

          (ii) Incentive Payments shall be subject to applicable federal, state and local withholding taxes and other applicable withholding in accordance with the Corporation's payroll practices as from time-to-time in effect.

          (iii) The maximum amount which may become payable to any Covered Employee in any calendar year as an Incentive Payment with respect to all Performance Periods completed during such calendar year shall be the lesser of
(A) 300% of such Participant's Annual Base Salary, and (B) $5,000,000.

          (iv) Incentive Payments calculated by reference to any Performance Periods shall be payable in cash; provided however, that such percentage, if any, as determined by the Committee shall automatically be invested on behalf of the recipient in shares of the Corporation's common stock ("Shares"). Any such Shares shall be subject to restrictions as may be determined by the Committee. In each case, Incentive Payments shall be made as soon as practical after the completion of the Performance Period. Notwithstanding anything in this subsection to the contrary, if a Participant elects to defer receipt of all or any portion of an Incentive Payment under the provisions of any deferred compensation plan maintained by the Corporation, the provisions in this Plan (including the Provisions of this subsection) regarding the timing and form of payment of Incentive Payments shall cease to apply to such deferred amounts and the provisions of the applicable deferred compensation plan shall govern the timing and form of payment of such deferred amounts.

          (v) A Participant shall have the right to defer any or all of any Incentive Payment as permitted under the provisions of any deferred compensation plan maintained by the Corporation. The Committee, in its sole discretion, may impose limitations on the percentage or dollar amount of any Participant election to defer any Incentive Payment and may impose rules prohibiting the deferral of less than 100% of any Incentive Payment.

          (vi) Until paid to a Participant, awards may not be assigned, alienated, transferred or encumbered in any way other than by will or pursuant to laws of intestacy.

SECTION 5. AMENDMENT OR TERMINATION.

The Committee may amend, modify or terminate the Plan in any respect at any time without the consent of any Participant. Any such action may be taken without the approval of the Corporation's shareholders unless shareholder approval is required by applicable law. Termination of the Plan shall not affect any Incentive Payments earned prior to, but payable on or after, the date of termination, and any such payments shall continue to be subject to the terms of the Plan notwithstanding its termination.

SECTION 6. CHANGE OF CONTROL.

Notwithstanding any other provision hereof, in the event of a "Change of Control" of the Corporation as defined in any Capitol Bancorp Limited Executive Officer Employment Agreements, the following provisions shall be applicable:

     (a) The Performance Periods then in effect will be deemed to have concluded on the date of the Change of Control of the Corporation and the total amount deemed to be available to fund the related incentive pools will be that proportion of the amount (based upon the number of months in such Performance Period elapsed through the date of Change of Control of the Corporation) which would be available for funding assuming the Corporation had attained Performance Goals at a level generating maximum funding for the Performance Periods; and

     (b) The Committee, in its sole discretion, will approve the share of the available amount payable to each Participant as that Participant's Incentive Payment (provided that in all events the entire available amount as calculated pursuant to Section 6(a) shall be paid to Participants as Incentive Payments), and payments shall be made to each Participant as soon thereafter as is practicable.

SECTION 7. EFFECTIVE DATE OF THE PLAN.

This Capitol Bancorp Limited Management Incentive Plan is effective as of February 6, 2003 (subject to approval of the shareholders of the Corporation on May 8, 2003), and thereafter shall remain in effect until terminated in accordance with Section 5 hereof.

SECTION 8. GENERAL PROVISIONS.

     (a) The establishment of the Plan shall not confer upon any Participant any legal or equitable right against the Corporation or any Affiliate, except as expressly provided in the Plan.

     (b) The Plan does not constitute an inducement or consideration for the employment of any Participant, nor is it a contract between the Corporation, or any Affiliate, and any Participant. Participation in the Plan shall not give a Participant any right to be retained in the employ of the Corporation or any Affiliate.

     (c) Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) The Plan shall be governed, construed and administered in accordance with the laws of the State of Michigan except to the extent such laws may be superseded by federal law.

     (e) This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Participants who are Covered Employees, Section 162(m) of the Code. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law or regulation, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws including, without limitation, Code Section 162(m), so as to carry out the intent of this Plan.

     Compensation Committee Approved: February 6, 2003

     Board Approved: February 6, 2003

     Shareholders Approved: ________________, 2003

                                   APPENDIX B

                     CAPITOL BANCORP LIMITED 2003 STOCK PLAN

1. PURPOSE OF THE PLAN. The purpose of this Capitol Bancorp Ltd. 2003 Stock Plan is to align the interests of Employees and Directors selected to receive Awards with those of shareholders by rewarding decision-making and actions for the betterment of the Corporation. Accordingly, Eligible Individuals may receive Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock Awards. Ownership of the Corporation's stock assists in the attraction and retention of qualified Employees and Directors, and provides them with additional incentive to devote their best efforts to pursue and sustain the Corporation's superior long-term performance. This enhances the value of the Corporation for the benefit of its shareholders.

2. DEFINITIONS. As used herein, the following definitions shall apply:

     (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

     (c) "AWARD" means an award of Options or Restricted Stock pursuant to the terms of the Plan.

     (d) "AWARD RECIPIENT" means an Eligible Individual who has received an Award under the Plan.

     (e) "BOARD" means the Board of Directors of the Corporation.

     (f) "CODE" means the Internal Revenue Code of 1986, as amended.

     (g) "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided herein. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

     (h) "COMMON STOCK" means the common stock of the Corporation.

     (i) "CORPORATION" means Capitol Bancorp Ltd., a Michigan corporation.

     (j) "DIRECTOR" means a member of the Board.

     (k) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

     (l) "ELIGIBLE INDIVIDUAL" means an Employee or Director.

     (m) "EMPLOYEE" means any person, including Officers and Directors, employed by the Corporation or any Subsidiary of the Corporation. An Eligible Individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Corporation shall be sufficient to constitute "employment" by the Corporation.

     (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (o) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

     (p) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (r) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

     (s) "OFFICER" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (t) "OPTION" means a stock option granted pursuant to the Plan.

     (u) "OPTION AGREEMENT" means an agreement between the Corporation and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     (v) "OPTIONED STOCK" means the Common Stock subject to an Option.

     (w) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

     (x) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

     (y) "PLAN" means this Capitol Bancorp Ltd., 2003 Stock Plan.

     (z) "RESTRICTED STOCK" means shares of Common Stock granted pursuant to a Restricted Stock Agreement under Section 11 of the Plan.

     (aa) "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section 11 of the Plan subject to such restrictions as may be imposed by the Administrator pursuant to a Restricted Stock Agreement. Shares of Restricted Stock shall constitute issued and outstanding Shares for all corporate purposes.

     (bb) "RESTRICTION PERIOD" means the period designated by the Administrator during which Shares of Restricted Stock remain forfeitable.

     (cc) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Corporation and the Award Recipient evidencing the terms and restrictions applying to a Restricted Stock Award. The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

     (dd) "RETIREMENT" means an Eligible Individual who leaves the employment of the Corporation at an age of 65 or older.

     (ee) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (ff) "SECTION 16(b)" means Section 16(b) of the Exchange Act.

     (gg) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

     (hh)  "SUBSIDIARY"  means  a  "subsidiary  corporation",   whether  now  or
hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and granted under the Plan is 1,000,000, plus any forfeited Shares. For purposes of this
Section 3, "forfeited Shares" means any Shares issued pursuant to Awards made under the Plan that are forfeited to the Corporation pursuant to award terms and conditions, plus any Shares covered by Awards granted under the Plan that are canceled or forfeited. In no event, however, except as to Section 13 of the Plan, shall more than 100,000 of the Shares eligible for issuance under the Plan be issued upon the exercise of Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased or unissued Shares which were subject thereto shall become available for future issuance under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or a Restricted Stock Award, shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares of Restricted Stock are repurchased by the Corporation at their original purchase price, such Shares shall become available for future award under the Plan.

4. ADMINISTRATION OF THE PLAN.

     (a) PROCEDURE.

          (i) Administration. The Plan shall be administered by (A) the Board or
(B) a Committee,  which  committee  shall be constituted  to satisfy  Applicable
Laws.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

     (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Eligible Individuals to whom Awards may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          (vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (viii) to modify or amend each Award (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (ix) to allow Award Recipients to satisfy required withholding tax obligations in accordance with Section 14(b) of the Plan. All elections by an Award Recipient to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (x) to  authorize  any person to execute on behalf of the  Corporation
any  instrument   required  to  effect  an  Award  previously   granted  by  the
Administrator; and

          (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Award Recipients and any other holders of Awards.

5. ELIGIBILITY. Nonstatutory Stock Options and Restricted Stock Awards may be granted to Eligible Individuals. Incentive Stock Options may be granted only to Employees.

6. LIMITATIONS.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Corporation and any Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Award shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as an Employee with the Corporation, nor shall they interfere in any way with the Optionee's right or the Corporation's right to terminate such relationship at any time, with or without cause.

     (c) The following limitations shall apply to grants of Options:

          (i) No Eligible Individual shall be granted, in any fiscal year of the Corporation, Options to purchase more than 500,000 Shares.

          (ii) In connection with his or her initial service, an Eligible Individual may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

     (d)  The  foregoing  limitations  shall  be  adjusted   proportionately  in
connection with any change in the  Corporation's  capitalization as described in
Section 13.

7. TERM OF PLAN. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of Fair Market Value, as shall be determined by the Administrator.

     (b) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (c) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

     (d) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may, in the discretion of the Administrator, consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Corporation under a cashless exercise program implemented by the Corporation in connection with the Plan;

          (vi) a reduction in the amount of any Corporation liability to the Optionee, including any liability attributable to the Optionee's participation in any Corporation-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10. EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Corporation receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) TERMINATION OF RELATIONSHIP AS AN EMPLOYEE OR DIRECTOR. If an Optionee ceases to be an Employee or Director, other than upon the Optionee's Death, Disability, or Retirement, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 12 months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be an Employee or Director as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) DEATH OF OPTIONEE. If an Optionee dies while an Employee or Director, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. Immediately upon an Optionee's death while an Employee or Director, each of the Optionee's outstanding Options shall become vested on an accelerated basis with respect to all Shares that would have become vested during the twelve (12) months following such death if Optionee had remained an Employee or Director. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (e) RETIREMENT. In the event of Optionee's Retirement, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee, but only to the extent that the Option is vested on the date of retirement. Immediately upon an Optionee's Retirement while an Employee, each of the Optionee's outstanding Options shall become vested on an accelerated basis with respect to all Shares that would have become vested during the twelve (12) months following such Retirement if Optionee had remained an Employee. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twenty-four (24) months following the Optionee's Retirement. If, at the time of Retirement, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If, after Retirement, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. RESTRICTED STOCK. The Administrator may make Restricted Stock Awards to Eligible Individuals in accordance with the provisions of this subsection subject to such additional terms and conditions not inconsistent with the provisions of the Plan as the Administrator shall determine to be appropriate.

     (a) RESTRICTED STOCK AWARDS. Restricted Stock Awards may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

     (b) NATURE OF RESTRICTIONS. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement that shall specify such restrictions, as the Administrator may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto, a requirement that an Award Recipient pay a stipulated purchase price for each Share and other restrictions under applicable Federal or state securities laws), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Administrator may deem appropriate; provided, however, that the minimum Restriction Period with respect to a Restricted Stock Award that is made subject to restrictions which are performance-related shall be one year. In the event a Restricted Stock Award is made subject to restrictions which are not performance-related, the minimum Restriction Period shall be three years.

     (c) STOCK CERTIFICATES. Shares of Restricted Stock under the Plan shall be evidenced by issuance of a stock certificate(s), which shall be held by the Corporation. Such certificate(s) shall be registered in the name of the Award Recipient and shall bear an appropriate legend which refers to the restrictions applicable to such Restricted Stock Award. Alternatively, shares of Restricted Stock under the Plan may be recorded in book entry form.

     (d) FORFEITURE; DELIVERY OF SHARES. Except as otherwise determined by the Administrator, upon termination of an Award Recipient's employment (as determined under criteria established by the Administrator) during the applicable Restriction Period, all Shares of Restricted Stock shall be forfeited and reacquired by the Corporation. However, in such circumstances, the Administrator may waive, in whole or in part, any or all remaining restrictions applicable to the Restricted Stock Award. Shares comprising any Restricted Stock Award held by the Corporation that are no longer subject to restrictions shall be delivered to the Award Recipient (or his or her beneficiary) promptly after the applicable restrictions lapse or are waived.

12. TRANSFERABILITY OF AWARDS. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Award Recipient, only by the Award Recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

13.  ADJUSTMENTS UPON CHANGES IN  CAPITALIZATION,  DISSOLUTION,  MERGER OR ASSET
SALE.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, the number of shares of Common Stock subject to the Incentive Stock Option limit set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each Award Recipient as soon as practicable prior to the effective date of such proposed transaction. The Administrator may, in its discretion, provide (i) for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable, (ii) that any Corporation repurchase option applicable to any Shares acquired upon exercise of an Option or grant of a Restricted Stock Award shall lapse as to all such Shares, and (iii) that any restrictions imposed upon Shares of Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

     (c) MERGER OR ASSET SALE. In the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for such Awards: (i) each Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable; (ii) any Corporation repurchase option applicable to any Shares acquired upon exercise of an Option or grant of a Restricted Stock Award shall lapse as to all such Shares; and (iii) any restrictions imposed upon Shares of Restricted Stock shall lapse as to all such Shares. If either the restrictions on Shares of Restricted Stock have lapsed or an Option has become fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Award Recipient in writing or electronically that the restrictions on such Shares of Restricted Stock have lapsed or in the case of an Optionee, that the Option is fully vested and with respect to the Option, that such Option will remain exercisable for a period of fifteen (15) days from the date of such notice. For the purposes of this paragraph, an Award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or each Share of Restricted Stock subject to a Restricted Stock Agreement immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received for each Share of Restricted Stock subject to a Restricted Stock Agreement or upon the exercise of an Option, for each Share of Optioned Stock subject to such Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14. DATE OF GRANT; WITHHOLDING.

     (a) DATE OF GRANT. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Award Recipient within a reasonable time after the date of such grant.

     (b) WITHHOLDING. The Corporation shall have the power and the right to deduct or withhold, or require an Award Recipient to remit to the Corporation, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising as a result of this Plan. The Corporation may cause any tax withholding obligation described in this
Section 14(b) to be satisfied by the Corporation withholding Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. In the alternative, the Corporation may permit Award Recipients to elect to satisfy the tax withholding obligation, in whole or in part, by either (i) having the Corporation withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction or (ii) tendering previously acquired Shares having an aggregate Fair Market Value equal to the minimum statutory total tax which could be imposed on the transaction (provided that in the case of Shares acquired upon exercise of an option, such Shares shall have been owned by the Optionee for more than six months on the date of surrender). All such elections shall be irrevocable, made in writing, signed by the Award Recipient, and shall be subject to any restrictions or limitations that the Administrator, in its sole discretion, deems appropriate.

15. AMENDMENT AND TERMINATION OF THE PLAN.

     (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) SHAREHOLDER APPROVAL. The Corporation shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Award Recipient, unless mutually agreed otherwise between the Award Recipient and the Administrator, which agreement must be in writing and signed by the Award
Recipient and the Corporation. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16. CONDITIONS UPON ISSUANCE OF SHARES.

     (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise or grant of an Award unless the exercise or grant of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

     (b) SECURITIES LAW COMPLIANCE. With respect to insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

     (c) INVESTMENT REPRESENTATIONS. As a condition to the grant or exercise of an Award, the Corporation may require the person receiving or exercising such Award to represent and warrant at the time of any such receipt or exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

17. INABILITY TO OBTAIN AUTHORITY. The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. RESERVATION OF SHARES. The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                      CAPITOL BANCORP LTD. 2003 STOCK PLAN
                                 EXERCISE NOTICE

Capitol Bancorp Ltd.
Attention:  Shareholder Services
One Business & Trade Center
200 Washington Square North
Lansing, Michigan 48933


     1. EXERCISE OF OPTION. Effective as of today, ________________, ____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Capitol Bancorp Ltd., a Michigan corporation (the "Corporation") under and pursuant to the Capitol Bancorp Ltd., 2003 Stock Plan (the "Plan") and the Stock Option Agreement dated _________, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_________, as required by the Option Agreement.

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Corporation the full purchase price for the Shares.

     3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in
Section 13 of the Plan.

     5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Corporation for any tax advice.

     6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Corporation and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Michigan.

Submitted by:                               Accepted by:

Purchaser:                                  Capitol Bancorp Limited, a
                                            Michigan corporation

                                            By:
---------------------------------               --------------------------------
Signature
                                            Its:
---------------------------------                -------------------------------
Print Name

Address:                                    Address:

---------------------------------           Capitol Bancorp Center
                                            200 Washington Square North
---------------------------------           Lansing, Michigan 48933


                                            ------------------------------------
                                            Date Received

                      CAPITOL BANCORP LTD. 2003 STOCK PLAN
                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

   Optionee:   EID
                                    --------------------------------------------

               Name
                                    --------------------------------------------

               Address
                                    --------------------------------------------

               Address
                                    --------------------------------------------

               City, St., Zip
                                    --------------------------------------------

     You  have  been  granted  an  option  to  purchase   Common  Stock  of  the
Corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number:
                                    --------------------------------------------

     Date of Grant:
                                    --------------------------------------------

     Exercise Price per Share:
                                    --------------------------------------------

     Total Number of Shares Granted:
                                    --------------------------------------------

     Type of Option:
                                    --------------------------------------------

     Term/Expiration Date:
                                    --------------------------------------------

VESTING SCHEDULE:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     ( )% of the Shares subject to the Option shall vest twelve months after the Date of Grant, and ( ) percent of the Shares subject to the Option shall vest each ( ) thereafter, subject to the Optionee continuing to be an Employee or Director on such dates. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be (i) tolled during any unpaid personal leave of absence and (ii) tolled as of the 91st day of any other leave of absence.

     In the event that an Optionee is terminated due to a job elimination or reduction in force, the following provision shall apply. Immediately upon an Optionee's termination, due to job elimination or reduction in force, while an Employee, each of the Optionee's outstanding Options shall become vested on an accelerated basis with respect to all Shares that would have become vested during the 90 days following such termination if Optionee had remained an Employee.

TERMINATION PERIOD:

     This Option may be exercised for 60 days after Optionee ceases to be an Employee or Director. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be an Employee or Director. Upon the Retirement of the Optionee, this Option may be exercised for two years after Optionee ceases to be an Employee. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Corporation hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

     If this Option is intended to be an Incentive Stock Option under Section 422 of the Code ("ISO"), to the extent that it exceeds the $100,000 limit of Code Section 422(d), the excess shall be treated as a Nonstatutory Stock Option ("NSO").

     2. EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Corporation pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Shareholder Services Department of the Corporation. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee (subject to the Administrator's prior written consent): (a) cash; or (b) cashier's or certified check; or (c) consideration received by the Corporation under a cashless exercise program implemented by the Corporation in connection with the Plan; or (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) EXERCISING THE OPTION.

               (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Corporation will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains an Eligible

Individual, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          (b) DISPOSITION OF SHARES.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Corporation in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Corporation on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Corporation and the Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Michigan.

     8. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE AT THE WILL OF THE CORPORATION (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED

ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE OPTIONEE'S RIGHT OR THE CORPORATION'S RIGHT TO TERMINATE THE OPTIONEE'S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Corporation's representative below, you and the Corporation agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. The Optionee further agrees to notify the Corporation upon any change in the residence address indicated below.

The Optionee:                               Capitol Bancorp Limited, a
                                            Michigan corporation

                                            By:
---------------------------------               --------------------------------
Signature

                                            Its:
---------------------------------                -------------------------------
Print Name

Residence Address:                          Address:

                                            Capitol Bancorp Center
---------------------------------           200 Washington Square North
                                            Lansing, Michigan 48933
---------------------------------

                                   APPENDIX C

                             AUDIT COMMITTEE CHARTER
                              Capitol Bancorp Ltd.
                                  November 2002


PURPOSE OF THE AUDIT COMMITTEE

The Audit Committee ("Committee") is responsible for matters relating to the auditing of the Corporation and its subsidiaries. The Committee is appointed by the Board to assist the Board in oversight of (1) the integrity of the Corporation's financial statements, (2) the Corporation's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Corporation's internal audit function and independent auditors.

The Committee shall prepare the report that the Securities and Exchange Commission ("SEC") rules require to be included in the Corporation's annual proxy statement.

COMMITTEE MEMBERSHIP

     * The Committee shall be made up of at least 3 members all of whom shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. Committee members shall not simultaneously serve on the audit committees of more than two other public companies.
     * All Committee members must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.
     * In addition, one member of the Committee must be a financial expert as defined by the SEC.
     * The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Governance Committee. Committee members may be replaced by the Board.

MEETINGS

     * The Committee shall meet as often as it determines, but not less frequently than quarterly.
     * The Committee shall meet periodically with management, the internal auditors and the independent auditors in separate executive sessions.
     * The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

AUTHORITY, DUTIES AND RESPONSIBILITIES

RELATIONSHIP WITH THE INDEPENDENT AUDITORS:
     * The Committee has the sole authority to approve all audit engagements, services, fees and terms, as well as all significant non-audit engagements with the independent auditors. The Committee may obtain the input of management, but may not delegate this responsibility to management.
          o    The independent auditors report directly to the Committee.
          o The Committee must pre-approve all audit and non-audit services to be performed by the independent auditors.
     * At least annually, the Committee must obtain and review a report by the independent auditors describing: the firm's internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Corporation.
          o After review, the Committee will be in a position to evaluate the auditors' qualifications, performance and independence. This review should include the review and evaluation of the lead partner of the independent auditors. The Committee should take into account the opinions of management and the Corporation's internal auditors.
          o In addition to assuring the regular rotation of the lead audit partner as required by law, the Committee should further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself. Conclusions should be presented to the full Board.
     * Review with the independent auditors any audit problems or difficulties and management's response, and other material written communications between the independent auditors and management including disagreements between management and the independent auditors regarding financial reporting.
     * Review and discuss the responsibilities, budget and staffing of the Corporation's internal audit function.

     * Recommend to the Board policies for the Corporation's hiring of employees or former employees of the independent auditors who participated in any capacity in the audit of the Corporation.
     * Obtain from the independent auditors assurance that the independent auditors have not become aware of any illegal acts and if they have, to provide a report to the Committee regarding specified conclusions with respect to such illegal acts.

FINANCIAL MATTERS:

The Committee shall review and discuss:
     * The annual consolidated financial statements and quarterly consolidated financial statements with management and the independent auditors, including the narrative under "Management's Discussion and Analysis of Financial Condition and Results of Operations":
          o    The  Committee  should review with the full board any issues that
               arise  with   respect  to  the  quality  or   integrity   of  the
               Corporation's financial statements,  the Corporation's compliance with  legal  or  regulatory  requirements,  the  performance  and independence of the Corporation's  independent  auditors,  or the performance of the internal audit.
          o    Discuss  with  management  and  the   independent   auditors  any
               correspondence  with  regulators  or  governmental  agencies  and published  reports,  which raise  material  issues  regarding the
               Corporation's financial statements or accounting policies.
          o    Discuss  with  the   Corporation's   General  Counsel  and  other
               appropriate  senior  officers,  legal  matters  that  may  have a material impact on the financial  statements or the Corporation's compliance policies.
     * Earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (the Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance).
     * Major issues regarding accounting principles and practices to be used and financial statement presentations including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies.
          o    Analyses prepared by management  and/or the independent  auditors
               setting  forth   significant   financial   reporting  issues  and
               judgments  made  in  connection   with  the  preparation  of  the
               financial statements  including effects of alternative  generally accepted accounting principles (GAAP) methods.
          o    Disclosure of all accounting policies and practices to be used by the  independent  auditors,  and all  alternative  treatments  of
               financial   information  within  generally  accepted   accounting
               principles discussed with management,
                    --   The ramifications of these alternative treatments, and
                    --   The treatment preferred by the independent auditors.

          o The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements of the Corporation.
     * Policies, procedures, and a review of the results of the Corporation's internal audit function.
     * Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.
     * Disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

OTHER MATTERS:

     * The Committee shall have the authority and the appropriate funding to engage independent counsel and other advisors as necessary to carry out its duties (without seeking Board approval). This funding shall be provided by the Corporation.
     * The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.
     * The Committee shall perform an annual performance evaluation of itself.
     *    The Committee shall review the adequacy of this Charter annually.
     * The Committee shall put into place procedures for receiving accounting complaints and concerns. This includes procedures for receiving anonymous complaints from employees.

LIMITATION OF AUDIT COMMITTEE'S ROLE

          While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.